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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 25, 1996

                             MB Software Corporation
             (Exact name of registrant as specified in its charter)


        Colorado                     0-11808                   59-2219994
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation              File Number)             Identification No.)


           2225 E. Randol Mill Road, Suite 305 Arlington, Texas 76011
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (817) 633-9400

Item 5. Other Events

At the annual meeting of the Company on June 18, 1996, the following items were approved.

a)   Election of the Board of Directors:

           Name                                      Position
     ------------------                     ----------------------------

     Scott A. Haire                         Chairman of the Board, Chief
                                            Executive Office and President

     Robert E. Gross                        Director

     Araldo A. Cossutta                     Director

     Steven W. Evans                        Director

     Thomas J. Kirchhofer                   Director

b) Approval of King, Burns & Company, P.C. as the Company's independent public account for the year 1996.

c) Amendment to Articles of Incorporation to increase the number of shares of Common Stock authorized and available for issuance from 50,000,000 to 100,000,000. Change the name of the Company for INAV Travel Corporation to MB Software Corporation. Effective July 1, 1996 the Company's stock symbol is MBSC. Shareholders of stock in the name of Twisttee Treat and/or INAV Travel Corporation need not surrender their certificates.

Item 7. Financial Statements and Exhibits.


None

Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K.

Amended and Restated Articles of Incorporation



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MB Software Corporation


Date: June 28, 1996                       /s/  Scott A. Haire
                                          -----------------------
                                          Scott A. Haire, Chairman of the Board,
                                          Chief Executive Officer and President
                                          (Principal Financial Officer)